                                                                   Exhibit 10.45



                        ASSET PURCHASE AND SALE AGREEMENT

            For the Acquisition of Substantially All of the Assets of

                                       the

                                  DORANN FOODS,

                                MERCO PACKAGING,

                              MERCO PRICE MARKING,

                                       and

                              MERKERT LABORATORIES

                                    DIVISIONS

                                       of

                        MARKETING SPECIALISTS CORPORATION

                                       and

                       MARKETING SPECIALISTS SALES COMPANY

                                       by

                             WOODLAND PARTNERS, LLC








                                January 19, 2001


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                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

ARTICLE I  PURCHASE AND SALE OF ASSETS.........................................1

   SECTION 1.01  PURCHASE AND SALE OF ASSETS...................................1
   SECTION 1.02  PURCHASE PRICE................................................2
   SECTION 1.03  ASSUMPTION OF LIABILITIES.....................................2
   SECTION 1.04  CLOSING.......................................................3
   SECTION 1.05  ADJUSTMENT TO PURCHASE PRICE..................................5
   SECTION 1.06  FURTHER ASSURANCES............................................6

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF THE
               SELLER AND PRINCIPAL OWNERS.....................................6

   SECTION 2.01  ORGANIZATION AND QUALIFICATION................................6
   SECTION 2.05  TITLE.........................................................6
   SECTION 2.07  LITIGATION....................................................6
   SECTION 2.08  TAXES.........................................................7
   SECTION 2.10  ASSUMED CONTRACTS.............................................7
   SECTION 2.13  NO BROKER OR FINDER...........................................7
   SECTION 2.15  INVENTORIES...................................................7
   SECTION 2.09  CONSENTS AND APPROVALS........................................7

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE BUYER.......................7

   SECTION 3.01  ORGANIZATION; AUTHORITY.......................................7
   SECTION 3.02  NO CONFLICT...................................................8
   SECTION 3.03  CONSENTS AND APPROVALS........................................8
   SECTION 3.04  LITIGATION....................................................8
   SECTION 3.05  NO BROKER OR FINDER...........................................8

ARTICLE IV  COVENANTS OF THE SELLER............................................8

   SECTION 4.01  ACCESS........................................................8
   SECTION 4.02  COLLECTION OF ASSIGNED COMMISSIONS............................8
   SECTION 4.03  ASSIGNMENT OF ASSUMED CONTRACTS...............................9
   SECTION 4.04  CONDUCT OF BUSINESS...........................................9
   SECTION 4.05  EMPLOYEES.....................................................9

ARTICLE V  COVENANTS OF THE BUYER.............................................10

   5.01  EMPLOYEES............................................................10

ARTICLE VI CONDITIONS PRECEDENT...............................................10

   6.01     CONDITIONS TO EACH PARTY'S OBLIGATIONS............................10
   6.02     CONDITIONS TO OBLIGATIONS OF THE BUYER............................10
   6.03     CONDITIONS TO OBLIGATIONS OF THE SELLER...........................11

ARTICLE VII  INDEMNIFICATION..................................................12

   SECTION 7.01  SURVIVAL.....................................................12
   SECTION 7.02  INDEMNIFICATION BY THE SELLER................................12
   SECTION 7.03  INDEMNIFICATION BY THE BUYER.................................12
   SECTION 7.04  NOTICE OF CLAIMS.............................................12
   SECTION 7.05  LIMITATIONS ON INDEMNIFICATION...............................13
   SECTION 7.06  OFFSET.......................................................13

ARTICLE VII  MISCELLANEOUS....................................................13

                                                   TABLE OF CONTENTS
                                                      (CONTINUED)

                                                                            PAGE
                                                                            ----

   SECTION 8.01  NOTICES......................................................13
   SECTION 8.02  ENTIRE AGREEMENT.............................................14
   SECTION 8.03  MODIFICATIONS AND AMENDMENTS.................................14
   SECTION 8.04  WAIVERS AND CONSENTS.........................................14
   SECTION 8.05  ASSIGNMENT...................................................15
   SECTION 8.06  PARTIES IN INTEREST..........................................15
   SECTION 8.07  GOVERNING LAW................................................15
   SECTION 8.08  ARBITRATION..................................................15
   SECTION 8.10  SEVERABILITY.................................................15
   SECTION 8.11  INTERPRETATION...............................................15
   SECTION 8.12  HEADINGS AND CAPTIONS........................................16
   SECTION 8.13  ENFORCEMENT..................................................16
   SECTION 8.15  EXPENSES.....................................................16
   SECTION 8.16  CONFIDENTIALITY..............................................16
   SECTION 8.17  COUNTERPARTS.................................................17




                                       ii

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     This Asset Purchase and Sale Agreement (the "Agreement") entered into as of this 19th day of January, 2001 by and among Woodland Partners, LLC, a Massachusetts limited liability company (the "Buyer"), Marketing Specialists Sales Company, a Delaware corporation ("MSSC") and Marketing Specialists Corporation, a Delaware corporation ("MSC", and collectively with MSSC, the "Seller").


                               W I T N E S E T H :

     WHEREAS the Seller is in the food and consumer products brokerage business and the following four operating divisions of Seller are involved in certain aspects of such business: Dorann Foods, Merco Packaging, Merco Price Marking and Merkert Laboratories (each a "Division" and collectively the "Divisions");

     WHEREAS the Seller desires to sell, and the Buyer desires to purchase, substantially all of assets of the Divisions upon the terms and conditions set forth herein;

     WHEREAS in full and complete consideration for the transfer of such assets, Buyer shall assume and pay or otherwise satisfy certain accounts payable of the Divisions and shall assume certain contracts and liabilities associated with the business of the Divisions; and

     WHEREAS the Buyer and the Seller desire to enter into certain other agreements for their mutual benefit;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, intending to be legally bound the parties hereby agree as follows:

                      ARTICLE I PURCHASE AND SALE OF ASSETS

     SECTION 1.01 PURCHASE AND SALE OF ASSETS. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Seller shall transfer to the Buyer free and clear of all claims, charges, liens, contracts, rights, options, security interests, mortgages, encumbrances and restrictions whatsoever, except for the statutory trust or other rights of third parties created by the Perishable Agricultural Commodities Act ("PACA") (collectively, "Claims"), all right, title and interest of the Seller, in and to all of the tangible and intangible assets (collectively, the "Transferred Assets") owned by the Seller and reflected on the December 31 Balance Sheet and the Closing Balance Sheet (each as defined below) and used in connection with the of the operation of the businesses of the Divisions (collectively, the "Business"), including the following:

     (a) the inventory located at the sites set forth on SCHEDULE 1.01(a) as of the date hereof (the "Inventory");

     (b) all pending sales orders of the Seller derived from operation of the Business;

     (c) any and all rights to represent principals set forth on SCHEDULE 1.01(c) hereto (the "Principals") for the customers and products set forth on SCHEDULE 1.01(c);

     (d) any and all rights under the Assumed Contracts (as defined in Section 1.03);

     (e) all accounts receivable set forth on SCHEDULE 1.01(e) hereto (the "Accounts Receivable");

     (f) all right, title and interest of the Seller in and to the tradenames and/or assumed names listed on SCHEDULE 1.01(f) hereto (the "Tradenames"), including, without limitation, goodwill associated with the Tradenames;

     (g) any and all artwork, printing plates, vignettes and films utilized in the operation of the Seller's Merco Packaging division;

     (h) the originals or copies of any and all books and records, electronic or otherwise, relating to operation of the Business, including information that may be stored on the Seller's computer systems relating to the Divisions; and

     (i)  all equipment set forth on SCHEDULE 1.01(i) hereto.

     Notwithstanding the foregoing, the Transferred Assets shall not include any assets associated with the "It Makes Cents(TM)" program and the Seller's BDS Marketing Division (other than a non-exclusive license to use the "BDS Marketing" name). The Seller shall transfer the Transferred Assets to the Buyer pursuant to a Bill of Sale in substantially the form attached hereto as EXHIBIT A (the "Bill of Sale") and such other documents and instruments as the Buyer or its counsel may reasonably request.

     SECTION 1.02 PURCHASE PRICE. As full and complete consideration for the transfer of the Transferred Assets, the Buyer shall assume and pay or otherwise satisfy the accounts payable set forth on SCHEDULE 1.02 hereto (collectively, the "Accounts Payable"), shall assume the Assumed Contracts, including, without limitation, the rights and liabilities thereunder, and shall assume those liabilities of the Seller as set forth in Section 1.03 below.

     SECTION 1.03 ASSUMPTION OF LIABILITIES. The Buyer shall assume and, subject to all rights against third parties of offset, defenses, causes of action, counterclaims and claims of any nature that may be available to the Buyer in respect thereto, shall agree to satisfy and discharge, as the same shall become due, (a) the Accounts Payable, and (b) the liabilities and obligations of the Seller solely with respect to the leases and contracts and other liabilities described in SCHEDULE 1.01(d) hereto to which the Seller is a party (the "Assumed Contracts"), but only with respect to obligations arising under such Assumed Contracts that constitute Accounts Payable or that relate to the period of time after or arise after the effective date of assignment, the obligations described above, collectively the "Assumed Obligations"; provided, however, that the Buyer expressly assumes any and all liabilities of the Divisions arising from the statutory trust or other rights of third parties created under PACA and relating to the Transferred Assets ("PACA Liabilities"). Except as specifically set forth in the foregoing sentence, the Buyer does not and shall not assume any debts, liabilities, claims or other obligations (collectively, "Liabilities") of the Seller regardless of when the same may arise or may have arisen, including without limitation, (i) any amounts owed to any


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employees of the Seller for obligations including salary, benefits, earned but unpaid vacation time, profit sharing contributions and bonuses, (ii) Liabilities arising under any employee benefit plan of the Seller, (iii) liabilities which arise or are asserted by operation of any law, other than PACA liabilities, including but not limited to any liability which may be sought to be imposed on the Buyer as successor to any part of the Business or any other part of Seller's business, or otherwise, by reason of any event (including but not limited to the provision of services by the Seller prior to the date hereof), act or omission, injury or transaction which shall have occurred or failed to have occurred, whether by reason of the operation of the Business or otherwise, prior to the date hereof, (iv) any liability in respect of the Seller's operations of the Business on and prior to the date hereof, (v) in respect of any express or implied representation, warranty or guarantee made in connection with any of the Seller's services or operations or which are or may be imposed by operation of law in respect of any operations prior to the date hereof, or (vi) any liabilities associated with the "It Make Cents(TM)" program and Seller's BDS Marketing Division except for any liabilities related to the Buyer's use of the "BDS Marketing" Name under the non-exclusive license. With respect to the Assumed Contracts, the Buyer shall have no liability or obligation to perform thereunder unless all of the Seller's rights thereunder have been fully and effectively assigned to the Buyer and, the Buyer shall be entitled to receive all of the benefits thereunder. The Seller shall use its best efforts to obtain, where required, the consents of the appropriate parties to the assignment and transfer of the Assumed Contracts to the Buyer hereunder.

     SECTION 1.04 CLOSING. Subject to the satisfaction or waiver of each of the conditions set forth in Articles VI and VII of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts at 10 o'clock a.m., on the date hereof, or such other location, date and time as may be agreed upon by the parties (such date and time being called the "Closing Date").

     At the Closing:

          A. The Seller shall execute or cause to be executed and deliver or cause to be delivered to the Buyer the following:

               (i) The Bill of Sale in the form of EXHIBIT A hereto (the "Bill of Sale");

               (ii) copy of the resolutions of the Seller, certified by its
                    Secretary, authorizing and approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby and the acts of the officers and employees of the Seller in carrying out the terms and provisions hereof;

              (iii) (a) the Articles of Incorporation, as amended (or similar organizational document), of each of MSC and MSSC, certified by the Secretary of State of the State of Delaware, as of a date not earlier than thirty (30) business days prior to the date hereof and accompanied by a certificate of the Secretary or Assistant Secretary of each of MSC and MSSC, respectively, dated as of the date hereof, stating that no amendments have been made to such Articles of Incorporation since such date; (b) the By-laws (or similar organizational documents) of each of MSC and MSSC certified by the Secretary or Assistant Secretary of each of MSC and MSSC, respectively, stating that no amendments have been made to such By-laws; and (c) such other closing documents as the Buyer may reasonably require;

               (iv) A good standing certificate for each of MSC and MSSC from the Secretary of State of the State of Delaware dated not earlier than thirty (30) business days prior to the date hereof; and

               (v)  A Non-Competition Agreement in the form of EXHIBIT C hereto.

          B. The Buyer shall execute or cause to be executed and deliver or cause to be delivered to the Seller the following:

               (i) A copy of the resolutions of the Buyer certified by its Secretary, authorizing and approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby and the acts of the officers and employees of the Buyer in carrying out the terms and provisions hereof.

               (ii) (a) the Certificate of Limited Liability Company of the
                    Buyer, certified by the Secretary of State of the Commonwealth of Massachusetts, as of a date not earlier than fifteen (15) business days prior to the date hereof and accompanied by a certificate of the Secretary or Assistant Secretary of the Buyer dated as of the date hereof, stating that no amendments have been made to such Certificate since such date; (b) the Operating Agreement (or similar organizational documents) of the Buyer certified by the Secretary or Assistant Secretary of the Buyer stating that no amendments have been made to such Operating Agreement; and (c) such other closing documents as the Seller may reasonably require; and

              (iii) A certificate of full force and effect for the Buyer from the Secretary of State of the Commonwealth of Massachusetts dated not earlier than fifteen (15) business days prior to the date hereof.

          C. The appropriate parties shall execute and deliver:


               (i) Release and Separation Agreements ("Separation Agreements") substantially in the form of EXHIBIT E attached hereto by and between the Seller and each of the individuals set forth on SCHEDULE 1.04(C)(i), other than Rogers (as defined below);

               (ii) An Artwork and Layout Services Agreement in the form of
                    EXHIBIT F hereto (the "Artwork Agreement");

              (iii) An Assignment and Assumption Agreement in the form of
                    EXHIBIT G hereto (the "Assignment");

               (iv) Occupancy Agreements in the form of EXHIBIT H-1 and EXHIBIT
                    H-2 hereto and a side letter in the form of EXHIBIT H-3 hereto (collectively, the "Occupancy Agreements");

               (v) An Amendment of Employment Separation Agreement and Release in the form of EXHIBIT J hereto (the "Amendment");

               (vi) Release and Assumption Agreements substantially in the form of EXHIBIT K hereto ("Release Agreements", and together with the Separation Agreements, the Artwork Agreement, the Bill of Sale, the Assignment, the Occupancy Agreements and the Amendment, the "Ancillary Agreements") by and among the Buyer, the Seller and each of the entities set forth on
                    SCHEDULE 1.04(C)(vi) hereto;

              (vii) A Transfer Agreement by and among the Buyer, the Seller and the CIT Group/Equipment Financing, Inc. (the "Transfer Agreement") relating to the transfer from the Seller to the Buyer of the purchase contract for the NISSAN PE30 Forklift more fully described on SCHEDULE 1.01(i); and

             (viii) Such further documents, resolutions, certificates and instruments as any party or his, her or its counsel reasonably requests to facilitate the consummation of the transactions contemplated hereby.

     D. The Seller shall deliver or cause to be delivered via Federal Express, to Sidney D. Rogers, Jr. ("Rogers") a check in the amount of $34,834, less appropriate withholding, as consideration for Rogers' entering into the Amendment of Employment Separation Agreement and Release.

     SECTION 1.05 BALANCE SHEETS/POST-CLOSING ADJUSTMENT. The Buyer and the Seller hereby each agree and acknowledge that the consummation of the transactions contemplated hereby have been predicated, subject to the potential adjustment below, on a consolidated balance sheet for the Divisions dated as of December 31, 2000, a copy of which is attached hereto as EXHIBIT I (the "December 31 Balance Sheet"). Within fifteen (15) business days following the Closing Date, the Buyer and the Seller shall jointly prepare a consolidated balance sheet for the Divisions as of the Closing Date (the "Closing Balance Sheet"), substantially on the same basis as the December 31 Balance Sheet. On the Closing Balance Sheet, Total Liabilities of the Divisions, as described on the December 31 Balance Sheet and the Closing Balance Sheet ("Total Liabilities"), shall not exceed Total Assets of the Divisions, as described on the December 31 Balance Sheet and the Closing Balance Sheet ("Total Assets"), by MORE than $100,000. If on the Closing Balance Sheet Total Assets exceed Total Liabilities, the Buyer shall immediately, after receiving and having an opportunity to review and verify the Closing Balance Sheet, pay the Seller, by wire transfer, or other means satisfactory to the Seller, the amount of such excess.

     SECTION 1.06 FURTHER ASSURANCES. At any time and from the time to time after the Closing Date, at the request of the other party and without further consideration, the Seller or the Buyer, as applicable, will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to more effectively transfer, convey and assign to the Buyer the Transferred Assets.

             ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE SELLER

     As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, the Seller hereby represents and warrants to the Buyer as follows:

     SECTION 2.01 ORGANIZATION; AUTHORITY. MSC and MSSC are each duly incorporated, validly existing and in good standing under the laws of State of Delaware and each has corporate power and authority to enter into this Agreement and the Ancillary Agreements contemplated hereby and thereby. The execution and delivery by each of MSC and MSSC of this Agreement and the Ancillary Agreements to which each is a party, and the consummation of the transactions contemplated hereby and thereby have been duly authorized and no other proceedings on the part of either MSC or MSSC are necessary with respect thereto. This Agreement and the Ancillary Agreements to which either MSC and/or MSSC is a party have been duly executed and delivered by each of MSC and MSSC, as applicable, and constitute valid obligations of the Seller enforceable against each of MSC and MSSC, as applicable, in accordance with their terms except as their terms may be limited by (i) bankruptcy, insolvency or similar laws affecting the creditors' rights generally or (ii) general principles of equity, whether considered in a proceeding in equity or at law.

     SECTION 2.02 TITLE. Except as set forth on SCHEDULE 2.02, the Seller will have, as of the Closing Date, good, valid and marketable title to the Transferred Assets free and clear of all liens, and there exist no restrictions on the transfer of the Transferred Assets.

     SECTION 2.03 LITIGATION. Except as set forth on SCHEDULE 2.02, no action, suit, claim, investigation or proceeding is pending or, to the knowledge of Seller, threatened, which (i) may have a materially adverse effect on the Transferred Assets, the Assumed Contracts, or the Business, or (ii) seeks to prevent, restrict or delay consummation of the transactions contemplated by this Agreement or the Ancillary Agreements. There are no outstanding orders, writs, judgments,

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injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting the Business or the Transferred Assets. The Seller is not in default with respect to any order, writ, injunction or decree known to or served upon it from any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign relating to the Business. There is no action or suit by the Seller pending or threatened against others relating to the Business or the Transferred Assets.

     SECTION 2.04 TAXES. The Seller has not taken or failed to take any action which could create any tax lien on any of the Transferred Assets. Except as so reflected and provided for on SCHEDULE 2.02, no tax liabilities, disallowances, or assessments have been assessed or proposed which remain unpaid and, to the best knowledge of the Seller, no fact or state of facts exists or has existed which would constitute the grounds for the assessment of any tax liability relating to the Transferred Assets.

     SECTION 2.05 ASSUMED CONTRACTS. SCHEDULE 1.01(d) lists all of the Assumed Contracts, whether oral or written. The Seller has delivered to the Buyer true, correct and complete copies of all of the Assumed Contracts, or, with respect to any oral Assumed Contracts, has provided to the Buyer a complete and accurate written description thereof.

     SECTION 2.06 NO BROKER OR FINDER. No broker, finder or other financial consultant has acted on behalf of the Seller in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability affecting the Buyer.

     SECTION 2.07 BALANCE SHEET. The December 31 Balance Sheet does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, except to the extent that such statement or omission, as the case may be, would not, either singly or in the aggregate, have a material adverse effect on the Business or the Transferred Assets.

     SECTION 2.08 CONSENTS AND APPROVALS. Except as to consents already obtained or as set forth on SCHEDULE 2.08, the execution, delivery and performance of this Agreement and the Ancillary Agreements by the Seller do not require any other consent, approval, authorization or other action by or filing with or notification to, any governmental body or agency or other person.

             ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Seller as follows:

     SECTION 3.01 ORGANIZATION; AUTHORITY. The Buyer is duly organized, validly existing and in full force and effect under the laws of the Commonwealth of Massachusetts and has all necessary power and authority to enter into this Agreement and the Ancillary Agreements contemplated hereby and thereby. The execution and delivery by the Buyer of this Agreement and the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly authorized and no other proceedings on the part of the Buyer are necessary with respect thereto. This Agreement and the Ancillary Agreements to which the Buyer is a party have been duly executed and delivered by the Buyer and constitute valid obligations of the Buyer enforceable against the Buyer in accordance with their terms except as their terms may be limited by (i) bankruptcy, insolvency or similar laws affecting the creditors' rights generally or (ii) general principles of equity, whether considered in a proceeding in equity or at law.

     SECTION 3.02 NO CONFLICT. The execution and delivery by the Buyer of this Agreement and the Ancillary Agreements to which it is a party do not, and the consummation of the transactions contemplated hereby and thereby will not violate or result in a breach of any provision of its Certificate of Incorporation or of any agreement entered into by the Buyer since the date of its incorporation.

     SECTION 3.03 CONSENTS AND APPROVALS. There is no requirement applicable to the Buyer to make any filings with or to obtain the consent or approval of any person or entity as a condition to the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

     SECTION 3.04 LITIGATION. No action, suit, claim, investigation or proceeding is pending or, to the knowledge of the Buyer, threatened against the Buyer, which seeks to prevent, restrict or delay consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.

     SECTION 3.05 NO BROKER OR FINDER. No broker, finder or financial consultant has acted on behalf of the Buyer in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability affecting the Seller.

     SECTION 3.06 PACA. The Buyer is aware of PACA and that the Transferred Assets may be subject to PACA Liabilities.

     SECTION 3.07 ASSUMED CONTRACTS. The Buyer has received complete and accurate copies or written descriptions of all Assumed Contracts.

                       ARTICLE IV COVENANTS OF THE SELLER

     The Seller covenants and agrees with the Buyer as follows:

     SECTION 4.01 ACCESS. Following the Closing, the Seller shall provide the Buyer with access, during normal working hours, to any and all records relating to the Transferred Assets or the Business which remain in the possession of the Seller or its accountants, attorneys and other third parties in order to allow Buyer (i) to verify the December 31 Balance Sheet or prepare or verify the Closing Balance Sheet, (ii) to respond to any claim, action or proceeding arising out of the transactions contemplated by this Agreement, or (iii) to conduct the Business.

     SECTION 4.02 COLLECTION OF ACCOUNTS RECEIVABLE. The Seller shall use all reasonable efforts to ensure that the proceeds of all Accounts Receivable acquired by the Buyer pursuant to this Agreement, shall be paid to the Buyer. To the extent that proceeds of any such Accounts

Receivable are received by the Seller subsequent to the Closing Date, the Seller shall promptly deliver such proceeds to the Buyer within 2 business days of receipt by the Seller.

     SECTION 4.03 ASSIGNMENT OF ASSUMED CONTRACTS. The Seller shall use its best efforts to cause to be fully and effectively assigned to the Buyer the Assumed Contracts listed on SCHEDULE 1.01(d), to the extent not assigned prior to the Closing Date, within thirty (30) days after the Closing Date.

     SECTION 4.04 CONDUCT OF BUSINESS. From the date hereof through the Closing Date, Seller shall continue to carry on the Business in the usual and ordinary course and in substantially the same manner as conducted prior to the date hereof. Without limiting the generality of the foregoing sentence, Seller shall maintain and keep all tangible Transferred Assets and any other tangible properties of the Business in good condition and repair (ordinary wear and tear excepted), keep in full force and effect all insurance coverage covering the Business and/or the Transferred Assets, maintain in effect all of the Business' leases (except those leases, if any, that may expire in accordance with their respective terms and the Brandon, Florida lease), use all reasonable efforts to attempt to maintain the Business' present employees and the Business' relationships with the Business' suppliers and customers, including without limitation, the Principals, so that such relationships will be preserved for the Buyer after the Closing Date, maintain the Inventory at levels consistent with past practice, and continue to collect the Business' Accounts Receivable in the same manner as it has prior to the date hereof; provided, however, that notwithstanding the foregoing to the contrary, (i) Seller shall use its best efforts to apply proceeds of accounts receivable of the Divisions to accounts payable of the Divisions on a weekly basis (the determination of which accounts payable to be paid may take into account the recommendation of management of the Divisions and such other factors as Seller deems advisable), and (ii) Seller shall take such action as it deems necessary or appropriate to ensure that the Total Liabilities are no more than $100,000 greater than the Total Assets on the Closing Date.

     SECTION 4.05 EMPLOYEES. To the extent required by applicable law, Seller shall afford Seller's employees who accept employment with Buyer, as described in Section 5.01, all applicable COBRA rights. Seller hereby acknowledges that Buyer shall not be responsible for (i) any costs incurred by Seller in connection with the cessation (by resignation or otherwise) of employment of any Seller employee who chooses to accept employment with Buyer, or (ii) for any costs incurred in respect of Seller employees who choose not to accept employment with Buyer.

     SECTION 4.06 FORKLIFT TITLE. Within 30 days after the Closing Date, the Seller will attempt to locate and deliver to the Buyer title to the NISSAN 2500 forklift more fully described on SCHEDULE 1.01(i), or, if such title is not located, the Seller will attempt to obtain a replacement title and forward such replacement to the Buyer.

     SECTION 4.07 VANS. The Seller shall sublease (the "Sublease") to the Buyer four (4) insured Chevrolet cargo vans (the "Vans") used by the Divisions in connection with the Business in return for receipt of the Monthly Payment (as defined below) from Buyer as described in Section 5.02 below. The Sublease shall continue for the duration of the Seller's lease (the

"Lease") for the Vans with the Vans' original lessor (the "Lessor"). The Seller and Buyer will mutually use best efforts to attempt to obtain consent for the Sublease from the Lessor within two (2) weeks following the Closing Date, provided that if such consent in not obtained with such time frame, the Seller and the Buyer agree that the Sublease shall immediately terminate. The Seller agrees to maintain insurance for the Vans in the same amounts as before the Closing Date for so long as the Sublease continues and the Buyer remains in compliance with the provisions of Section 5.02.

                        ARTICLE V COVENANTS OF THE BUYER

     SECTION 5.01 EMPLOYEES. Subject to its usual and customary hiring policies and procedures, the Buyer shall offer all current employees of the Divisions employment, at-will or otherwise at the Buyer's discretion, at salary levels comparable to or higher than their then respective salary levels with Seller.

     SECTION 5.02 VANS. The Buyer shall Sublease the Vans from the Seller. For so long as the Sublease is in effect, the Buyer shall pay to the Seller an aggregate payment of $2904 per month (the "Monthly Payment") on or before the date each month that Seller's lease payments for the Vans are due to the Lessor. The Monthly Payment shall be for use of the Vans and for insurance coverage for the Vans. The cost of maintenance, except as may be otherwise provided in the Lease, and of fuel for the Vans shall be borne by the Buyer. The Sublease shall continue for the duration of the Seller's lease for the Vans with the Lessor. The Seller and Buyer will mutually use best efforts to attempt to obtain consent for the Sublease from the Lessor within two (2) weeks following the Closing Date, provided that if such consent in not obtained with such time frame, the Seller and the Buyer agree that the Sublease shall immediately terminate.

                         ARTICLE VI CONDITIONS PRECEDENT

     SECTION 6.01 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The obligations of each party to perform this Agreement are subject to the satisfaction of the following conditions, at or prior to the Closing unless waived (to the extent such conditions can be waived) by each party hereto:

     (a) APPROVAL. This Agreement shall have been duly and validly approved by the Members of the Buyer and the Board of Directors of the Seller. All authorizations, consents, orders or approvals of, or declarations or filings with or expiration of waiting periods imposed by any governmental agency, authority or other entity necessary for the consummation of the transactions contemplated hereby shall have been obtained or made or shall have occurred. Approval of the transaction by all creditors, and other persons contractually bound to Seller shall have been obtained or made to the extent any such approvals are required.

     (b) ANCILLARY DOCUMENTS. Each of the Ancillary Documents shall have been executed and delivered.

     SECTION 6.02 CONDITIONS TO OBLIGATIONS OF THE BUYER. The obligations of the Buyer to perform this Agreement at or prior to the Closing are subject to the satisfaction of the following conditions unless waived (to the extent such conditions can be waived) by the Buyer:

     (a) REPRESENTATIONS AND WARRANTIES OF THE SELLER. The representations and warranties of the Seller set forth in Article II hereof shall be true and correct in all material respects (except for any representation or warranty that by its term is qualified by materiality, in which case it shall be true and correct in all respects) as of the Closing Date (excluding any representation or warranty that refers specifically to the date of this Agreement, "the date hereof" or any other date other than the Closing Date) as though made on and as of the Closing Date, and the Buyer shall have received certificates from each of MSC and MSSC signed by an authorized officer of MSC and MSSC, respectively, to that effect.

     (b) PERFORMANCE OF OBLIGATIONS OF THE SELLER. The Seller shall have performed in all material respects the obligations required to be performed by it under this Agreement prior to or as of the Closing Date and the Buyer shall have received a certificate signed by an authorized officer of each MSC and MSSC on behalf of each of MSC and MSSC, respectively, to that effect.

     (c) BUYER'S REVIEW. A review of the assets, contractual commitments, obligations and books and records of Seller relating to the Transferred Assets or the Business by Buyer's personnel and professional advisors shall have been completed and the results of such review shall have been deemed satisfactory by Buyer in its sole discretion.

     (d) UCC-3S. Chase and First Union (as defined herein) shall have executed and delivered to Fleet National Bank UCC-3s in the form attached hereto as
SCHEDULE 6.02(d).

     SECTION 6.03 CONDITIONS TO OBLIGATIONS OF THE SELLER. The obligations of the Seller to perform this Agreement at or prior to the Closing are subject to the satisfaction of the following conditions unless waived (to the extent such conditions can be waived) by the Seller:

     (a) REPRESENTATIONS AND WARRANTIES OF THE BUYER. The representations and warranties of the Buyer set forth in Article II hereof shall be true and correct in all material respects (except for any representation or warranty that by its term is qualified by materiality, in which case it shall be true and correct in all respects) as of the Closing Date (excluding any representation or warranty that refers specifically to the date of this Agreement, "the date hereof" or any other date other than the Closing Date) as though made on and as of the Closing Date, and the Seller shall have received certificates signed by the the Managing Member or President of the Buyer to that effect.

     (b) PERFORMANCE OF OBLIGATIONS OF THE BUYER. The Buyer shall have performed in all material respects the obligations required to be performed by it under this Agreement prior to or as of the Closing Date, and the Seller shall have received a certificate signed by the President or Executive Vice President of the Buyer on behalf of the Buyer to that effect.

                           ARTICLE VII INDEMNIFICATION

     SECTION 7.01 SURVIVAL. All representations and warranties in this Agreement, or in any instrument or document furnished in connection with this Agreement or the transactions contemplated hereby, shall survive (i) the closing of the transactions contemplated hereby and (ii) any investigations at any time made by or on behalf of any party and shall continue for twelve (12) months following Closing Date (the "Survival Date") except for those representations and warranties set forth in Sections 2.04, which shall survive the closing and continue for the full period of the applicable statute of limitations and until finally resolved and satisfied in full if asserted on or prior to the expiration of the applicable statute of limitations. All representations or warranties in respect of which indemnification may be sought under this Article VII shall survive the applicable survival date if written notice, given in good faith, of the specific breach thereof is given to the other party prior to the applicable survival date, whether or not liability has actually been incurred.

     SECTION 7.02 INDEMNIFICATION BY THE SELLER. Except in any case or proceeding that may be brought against the Buyer regarding PACA Liabilities, the Seller agrees to indemnify, defend and hold harmless the Buyer and any of its subsidiaries, officers, directors, employees, agents, stockholders, successors and assigns (collectively, "Buyer Indemnified Parties"), from and against any and all claims, liabilities, expenses, losses, damages, actions, suits and judgments (including, without limitation, reasonable attorney's fees and costs of litigation) of any kind or nature whatsoever, whether known or unknown, fixed or contingent, absolute, threatened or otherwise (collectively, "Damages") to the extent such Damages arise out of or result from, directly or indirectly, (i) the assertion of claims made against any of the Buyer Indemnified Parties relating to the Transferred Assets, the Business or the consummation of the transactions contemplated hereby, (ii) any inaccuracy in any representation or breach of any agreement, covenant, warranty, representation or other obligation of the Seller made or incurred in connection with the transactions contemplated hereby that affects the value of the Transferred Assets or the Business, or
(iii) any liability or obligation of the Seller not expressly assumed by the Buyer under the terms of this Agreement.

     SECTION 7.03 INDEMNIFICATION BY THE BUYER. The Buyer agrees to indemnify, defend and hold harmless the Seller from and against any and all Damages to the extent such Damages arise out of or result from, directly or indirectly, (i) any inaccuracy in any representation or breach of any agreement, covenant, warranty, representation or other obligation of the Buyer made or incurred in connection with the transactions contemplated hereby, (ii) the Buyer's operation of the Business or its ownership of the Transferred Assets or representation of the Principals after the Closing Date, (iii) PACA Liabilities, or (iv) any liability under the Transfer Agreement in the event the Buyer fails to make any payment thereunder when due or violates any of the other terms or conditions thereunder.

     SECTION 7.04 NOTICE OF CLAIMS. A party entitled to indemnification hereunder shall give prompt written notice to the other party or parties, specifying the amount and nature of the indemnifiable claim and permitting the indemnifying party to assume the defense of such claim. The party to be indemnified shall also notify the other party in writing of any matter which is likely to give rise to an indemnifiable claim. Failure of the party to be indemnified to give such notice shall not relieve the other party or parties of its or their obligations under this Section 7 except to the extent, if at all, that such other party or parties shall have been materially prejudiced thereby. Payment of indemnifiable claims shall be promptly made by the indemnifying party after such written notice is provided, except with respect to third party claims, in which event, such claims shall be promptly made by the indemnifying party upon settlement or judicial resolution of the indemnifiable claim. The party to be indemnified shall have the right to participate in the defense of an indemnifiable claim but shall have no obligation to do so. The indemnifying party shall not consent to the entry of any judgment, without the prior written consent of the party to be indemnified, or enter into any settlement agreement which does not include as an unconditional term thereof the release of the party to be indemnified from all liability in respect of such claim or obligation.

     SECTION 7.05 LIMITATIONS ON INDEMNIFICATION. Notwithstanding the foregoing provisions of this Article VII, (i) the Seller shall not be liable under Section
7.02 unless and until the aggregate amount of liability thereunder exceeds $50,000, in which event the Buyer shall be entitled to indemnification thereunder for the full amount thereof up to an aggregate total of $200,000,
(ii) the Buyer shall not be liable under Section 7.03 unless and until the aggregate amount of liability thereunder exceeds $50,000, in which event the Seller shall be entitled to indemnification thereunder for the full amount thereof up to an aggregate total of $400,000, provided, however, that the Buyer shall indemnify the Seller for all liability under Section 7.03(iii), and (iii) all damages to which the indemnified party may be entitled pursuant to the provisions of this Section shall be net of any insurance coverage with respect thereto that is paid to the indemnified party.

     SECTION 7.06 OFFSET. If payment of an indemnifiable claim is not paid when due hereunder, the party entitled to payment with respect to such claim or its affiliates shall have the right to offset the amount of such payment against any amounts owed by such party.

                           ARTICLE VIII MISCELLANEOUS

     SECTION 8.01 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telex, telecopy or facsimile transmission, (iii) sent by recognized overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

     If to the Buyer:       Woodland Partners, LLC
                            c/o Sidney D. Rogers, Jr.
                            11 Day Street (for hand delivery or overnight courier)
                            P.O. Box 332 (for other mail)
                            Norfolk, MA 02056
                            Attn:  Sidney D. Rogers, Jr.
                            Telephone: (518) 528-7617

     With a copy to:        Mintz, Levin, Cohn, Ferris,
                            Glovsky and Popeo, P.C.
                            One Financial Center
                            Boston, MA  02111
                            Attn:  Stanley A. Twarog, Esq.
                            Telephone: (617) 542-6000
                            Fax No.: (617) 542-2241

     If to the Seller:      Marketing Specialists
                            16251 Dallas Parkway, 11th Floor

                            Dallas, TX 75001
                            Telephone: (972) 349-6200
                            Fax:  (972) 687-1693
                            Attn:  Nancy J. Jagielski, Esq.

     With a copy to:        Akin Gump Strauss Hauer & Feld, LLP
                            1700 Pacific Avenue, Suite 4100
                            Dallas, TX 75201
                            Attn:  Alan Utay, Esq.
                            Telephone:  (214) 969-2800
                            Fax:  (214) 969-4343


All notices, requests, consents and other communications hereunder shall be deemed to have been (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by certified mail, on the 5th business day following the day such mailing is made.

     SECTION 8.02 ENTIRE AGREEMENT. This Agreement together with the Exhibits and Schedules hereto and the other documents executed in connection herewith (together, the "Documents") embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, including, without limitation, the letter agreements between the Seller and the Buyer dated each of July 31, 2000 and November 29, 2000. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in the Documents shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement. Disclosure on one Schedule shall be deemed disclosure on all Schedules for purposes of this Agreement.

     SECTION 8.03 MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

     SECTION 8.04 WAIVERS AND CONSENTS. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     SECTION 8.05 ASSIGNMENT. Neither this Agreement, nor any right hereunder, may be assigned by any of the parties hereto without the prior written consent of the other parties, except that the Buyer may assign all or part of its rights and obligations under this Agreement to one or more direct or indirect subsidiaries or affiliates.

     SECTION 8.06 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     SECTION 8.07 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

     SECTION 8.08 ARBITRATION. Any claim, dispute or controversy arising out of or relating to this Agreement or any breach hereof shall be settled by final and binding arbitration in Boston, Massachusetts in accordance with the Commercial Rules of the American Arbitration Association then in effect. Judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. The costs and expenses, including reasonable attorney's fees, of such arbitration shall be borne by the losing party as determined by such arbitration.

     SECTION 8.09 [intentionally omitted]

     SECTION 8.10 SEVERABILITY. In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     SECTION 8.11 INTERPRETATION. The parties hereto acknowledge and agree that:
(i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement (except with respect to the disclosure Schedules regarding the Business which are the sole responsibility of the Seller) and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     SECTION 8.12 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

     SECTION 8.13 ENFORCEMENT. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

     SECTION 8.14 [intentionally omitted]

     SECTION 8.15 EXPENSES. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     SECTION 8.16 CONFIDENTIALITY. Each party acknowledges and agrees that any information or data it has acquired from the other party, not otherwise properly in the public domain, was received in confidence. Each party hereto agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement (including obtaining financing and conducting due diligence), or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof, including any trade or business secrets of the disclosing party and any technical or business materials that are treated by the disclosing party as confidential or proprietary, including without limitation information (whether in written, oral or machine-readable form) concerning: general business operations; methods of doing business, servicing clients, client relations, and of pricing and making charge for services and products; financial information, including costs, profits and sales; marketing strategies; business forms developed by or for the disclosing party; names of suppliers, personnel, customers, clients and potential clients; negotiations or other business contacts with suppliers, personnel, customers, clients and potential clients; form and content of bids, proposals and contracts; the disclosing party's internal reporting methods; technical and business data, documentation and drawings; software programs, however embodied; manufacturing processes; inventions; diagnostic techniques; and information obtained by or given to the disclosing party about or belonging to third parties.

     SECTION 8.17 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the Buyer and the Seller have executed this Asset Purchase and Sale Agreement as of the day and year first above written.


                                    MARKETING SPECIALISTS CORPORATION



                                    By: ____________________________________
                                    Name:___________________________________
                                    Title:__________________________________



                                    MARKETING SPECIALISTS SALES COMPANY



                                    By: ____________________________________
                                    Name:___________________________________
                                    Title:__________________________________



                                    WOODLAND PARTNERS, LLC



                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                LIST OF SCHEDULES

Schedule 1.01(a)        Inventory
Schedule 1.01(c)        Principals
Schedule 1.01(d)        Assumed Contracts
Schedule 1.01(e)        Accounts Receivable
Schedule 1.01(f)        Tradenames
Schedule 1.01(i)        Equipment
Schedule 1.02           Accounts Payable
Schedule 1.04(C)(i)     Individuals Signing Separation Agreements
Schedule 1.04(C)(vi)    Entities Signing Release Agreements
Schedule 2.02           Title Exceptions
Schedule 2.08           Consents and Approvals
Schedule 6.02(d)        UCC-3s

                                LIST OF EXHIBITS

Exhibit A               Form of Bill of Sale
Exhibit B               [intentionally omitted]
Exhibit C               Form of Mutual Non-Competition Agreement
Exhibit D               [intentionally omitted]
Exhibit E               Form of Release and Separation Agreements
Exhibit F               Form of Artwork and Layout Services Agreement
Exhibit G               Form of Assignment and Assumption Agreement
Exhibit H-1 and H-2     Form of Occupancy Agreements
Exhibit H-3             Form of Occupancy Agreements Side Letter
Exhibit I               December 31 Balance Sheet
Exhibit J               Form of Amendment of Employment Separation Agreement and
                        Release
Exhibit K               Form of Release and Assumption Agreements

                                SCHEDULE 1.01(a)

                                    INVENTORY



                MERCO PACKAGING INVENTORY

                WHSE CODE                                LOCATION
                ---------                                --------

                HY                                       CHOWCHILLA, CA
                KN                                       KENT, WA
                MA                                       MADISON, WI
                ME                                       PRESQUE ISLE, ME
                ML                                       JACKSONVILLE, FL
                MP                                       AUBURN, WA
                PR                                       PROVIDENCE, RI
                WS                                       NORWALK, CA
                YK                                       YORK, PA



                MERCO PRICE MARKING

                WHSE CODE                                LOCATION
                ---------                                --------

                A                                        STOUGHTON, MA


                MERKERT LABORATORIES

                WHSE CODE                                LOCATION
                ---------                                --------

                B                                        STOUGHTON, MA
                F                                        RUTLAND, VT
                H                                        BRIDGETON, NJ
                K                                        WHITE PLAINS, NY
                S                                        BROOKLYN, NY

                                SCHEDULE 1.01(c)

                                   PRINCIPALS

PRINCIPAL                           CUSTOMER                  BRAND                  PRODUCT CATEGORY
---------                           --------                  -----                  ----------------
Agrifrozen                          Publix                    Publix                 Frozen Vegetables

Agrilink (Canned)                   Krasdale                  Krasdale               Microwave Popcorn
                                    Pathmark                  Pathmark               Poly Popcorn
                                                                                     Microwave Popcorn
                                                                                     Applesauce

                                    Wakefern                  Shoprite               Poly Popcorn
                                                                                     Microwave Popcorn
                                                                                     Pie Fillings

Agrilink (Frozen)                   A&P                       America's Choice       Frozen Vegetables
                                    Associated Foods          Super A                Frozen Vegetables
                                    Foodtown                  Foodtown               Frozen Vegetables
                                    Publix                    Publix                 Frozen Vegetables
                                    Wakefern                  Shoprite               Frozen Vegetables
                                    White Rose                White Rose             Frozen Vegetables
                                                              Rosa Blanca            Frozen Vegetables
                                                              King Kullen            Frozen Vegetables

Big Valley                          Publix                    Publix                 Frozen Fruits & Vegetables

Cleugh's Rhubarb                    Publix                    Publix                 Frozen Fruit
                                    Wakefern                  Shoprite               Frozen Fruit



PRINCIPAL                           CUSTOMER                  BRAND                  PRODUCT CATEGORY
---------                           --------                  -----                  ----------------
Consolidated Biscuit                Pathmark                  Fireside               Cookies

Gold Kist                           Ahold                     Stop & Shop            Frozen Chicken

Grace Kennedy                       A&P                       Grace                  Imported Jamaican Products
                                    G&T                       Grace                  Imported Jamaican Products
                                    Pathmark                  Grace                  Imported Jamaican Products

                                    Wakefern                  Grace                  Imported Jamaican Products

Great Lakes Kraut                   Foodtown                  Foodtown               Refrigerated Sauerkraut
                                    Krasdale                  Krasdale, C-Town       Refrigerated Sauerkraut
                                    Pathmark                  Pathmark               Refrigerated Sauerkraut
                                                                                     Canned Sauerkraut
                                    Wakefern                  Shoprite               Refrigerated Sauerkraut

Lakeside Foods                      A&P                       America's Choice       Frozen Vegetables

Lamb Weston                         Publix                    Publix                 Frozen Potatoes
                                                                                     Frozen Vegetables

PRINCIPAL                           CUSTOMER                  BRAND                  PRODUCT CATEGORY
---------                           --------                  -----                  ----------------
Marbran USA                         Ahold                     Stop & Shop            Frozen Vegetables
                                                              Tops                   Frozen Vegetables
                                                              Bi Lo                  Frozen Vegetables
                                                              Finast                 Frozen Vegetables
                                                              Super G                Frozen Vegetables

Maui Pineapple                      Ahold                     Stop & Shop            Canned Pineapple


National Frozen Foods               A&P                       America's Choice       Frozen Vegetables


New West Foods                      A&P                       America's Choice       Frozen Fruit
                                    Ahold                     Stop & Shop            Frozen Fruit

Norpac                              Publix                    Publix                 Frozen Vegetables

Patterson Frozen Foods              Publix                    Publix                 Frozen Vegetables

Pictsweet                           Publix                    Publix                 Frozen Vegetables

PRINCIPAL                           CUSTOMER                  BRAND                  PRODUCT CATEGORY
---------                           --------                  -----                  ----------------
Seabrook Brothers & Sons            A&P                       America's Choice       Frozen Vegetables
                                    Publix                    Publix                 Frozen Vegetables
                                                              Seabrook Farms         Frozen Vegetables

Strathroy Foods                     Ahold                     Stop & Shop            Frozen Vegetables

Townsend Farms                      Publix                    Publix                 Frozen Fruit

Twin City Foods                     Publix                    Publix                 Frozen Vegetables

Wortz Company                       Krasdale                  Krasdale               Cookies/Crackers

                                    Wakefern                  Shoprite               Cookies/Crackers

                                SCHEDULE 1.01(d)

                                ASSUMED CONTRACTS

All outstanding and unfilled purchase orders as of the date hereof either (a) received by or placed with the Divisions, or (b) issued by the Divisions.

All amounts unbilled for existing Inventory.

All agreements with Principals creating or authorizing escrow accounts relating to the Divisions, together with such escrow accounts.

All accounts payable relating to the Divisions (billed and accrued).

All agreements with Principals for the customers and products set forth on
SCHEDULE 1.01(c).

Letter Agreement dated as of August 20, 1999 from Private Label Divisions of Merkert American Co., Inc. (now known as Marketing Specialists Sales Company, a Delaware corporation) to Wakefern Food Corporation regarding Private Label Frozen Fruit and Vegetable Packaging Program

Distributor Agreement dated as of January 1, 1982 by and between Monarch Marking Systems, Inc., a Delaware corporation, and Merco Price Marking, a division of Merkert Enterprises, Inc., a Massachusetts corporation (now known as Marketing Specialists Sales Company, a Delaware corporation)

Agreement dated as of December 3, 1993 by and between Berger Sales Incorporated, a New Jersey corporation, and Merkert Laboratories, Inc., a Massachusetts corporation (now known as Marketing Specialists Sales Company, a Delaware corporation).

                                SCHEDULE 1.01(e)

                               ACCOUNTS RECEIVABLE

                                SCHEDULE 1.01(f)

                                   TRADENAMES



Dorann Foods

Store Brand Specialists

Merco Packaging

Merco Price Marking

MPM Enterprises

Merkert Laboratories

Store Supply Specialists

                                SCHEDULE 1.01(i)

                                    EQUIPMENT

One NISSAN 2500 Forklift, Model # MA01L13S, Serial Number #MA01-001828, Type ES, located at 1053 Turnpike Street, Stoughton, Massachusetts, USA.



One NISSAN PE30 Forklift, Serial Number 9A0349 located at 1053 Turnpike Street, Stoughton, Massachusetts, USA.

                                  SCHEDULE 1.02

                                ACCOUNTS PAYABLE

                               SCHEDULE 1.04(C)(i)

INDIVIDUALS SIGNING NON-COMPETITION, RELEASE AND EMPLOYMENT SEPARATION
AGREEMENTS



Kenneth D. Chipman

Stanley J. Pallieko

Joseph P. Robertson

Lewis Whiffen, Jr.

Christine M. Haley

William Day

Frank Carlson, Jr.





INDIVIDUAL SIGNING AMENDMENT TO EMPLOYMENT SEPARATION AND RELEASE AGREEMENT



Sidney D. Rogers, Jr.

                              SCHEDULE 1.04(C)(vi)

                       ENTITIES SIGNING RELEASE AGREEMENTS


Seabrook Brothers & Sons, Inc.

Norpac Services, Inc.

Patterson Frozen Foods, Inc.

Townsend Farms, Inc.

New West Foods

Agrifrozen Foods

Pictsweet Frozen Foods, a division of United Foods, Inc.

Agrilink Foods

Twin City Foods, Inc.

MarBran USA

Cleugh's Rhubarb Company

Lamb Weston, Inc.

Big Valley

                                  SCHEDULE 2.02

                                TITLE EXCEPTIONS

1.  PACA Liabilities.

2. Any Merco Price Marking Division sales tax liability that may arise as a result of a sales tax audit currently being conducted on Merkert Enterprises in the State of New York.

                                  SCHEDULE 2.08

                             CONSENTS AND APPROVALS

1.  Landlord for the Stoughton, MA lease.

2. Berger Sales Incorporated in order to assign that certain Agreement dated as of December 3, 1993 by and between Berger Sales Incorporated, a New Jersey corporation, and Merkert Laboratories, Inc., a Massachusetts corporation (now known as Marketing Specialists Sales Company, a Delaware corporation).

3. Consent of the Lessor for the Sublease of the Vans by the Seller to the Buyer.

4. Execution of the Transfer Agreement by CIT Group/Equipment Financing, Inc.

                                SCHEDULE 6.02(d)

                                     UCC-3s


                                       35